UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 8, 2008 (October 7, 2008)


                                Columbia Bancorp
             (Exact name of registrant as specified in its charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

             0-27938                                 93-1193156
      (Commission File Number)           (IRS Employer Identification No.)

                        401 East Third Street, Suite 200
                            The Dalles, Oregon 97058
          (Address of principal executive offices, including zip Code)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On October 7, 2008, Roger L. Christensen tendered his resignation as President and Chief Executive Officer and a director of Columbia Bancorp, an Oregon corporation and bank holding company ("Columbia") and as Chief Executive Officer and a director of Columbia River Banking Company, an Oregon banking corporation and wholly-owned subsidiary of Columbia ("CRB") to the Board of Directors of Columbia and CRB. Mr. Christensen has served as the President and Chief Executive Officer of Columbia and as Chief Executive Officer of CRB and as a director of Columbia and CRB since 2001. Mr. Christensen is resigning from Columbia and CRB to pursue other career opportunities.

      In connection with his resignation, on October 7, 2008, CRB and Mr. Christensen entered into a Severance and Release Agreement (the "Agreement"). The Agreement becomes effective as of October 15, 2008. The terms of the Agreement are confidential.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      The information regarding the resignation of Roger L. Christensen and the Severance and Release Agreement by and between CRB and Mr. Christensen, dated October 7, 2008, described in Item 1.01 above is integrated herein by reference.

      The Board of Directors of CRB has appointed Terry L. Cochran as the interim Chief Executive Officer with an effective date of October 7, 2008. Mr. Cochran has served as a director of Columbia and CRB since 1981 and previously served as President and Chief Executive Officer of Columbia from 1995 until 2001, and as President and Chief Executive Officer of CRB from 1981 until 1999. Mr. Cochran was in retirement from 2001 until accepting the appointment as interim Chief Executive Officer of CRB. Mr. Cochran holds a B. A. in Business Administration from Washington State University. Under the terms of Mr. Cochran's employment, CRB has agreed to pay Mr. Cochran an annual base salary of $195,000. Mr. Cochran is eligible to receive other employee benefits comparable to benefits received by other executive officers of CRB. Mr. Cochran is 64 years old. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

Exhibit           Description
-------           -----------

99.1              Press Release dated October 8, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLUMBIA BANCORP


Date: October 8, 2008                   By: /s/ Greg B. Spear
                                            ------------------------------------
                                                Greg B. Spear
                                                Vice Chair and Chief Financial
                                                Officer